Exhibit 10.30

                                    AMENDMENT
                         TO THE UCAR INTERNATIONAL INC.
                          MANAGEMENT STOCK OPTION PLAN
                          ----------------------------





          The UCAR International Inc.  Management Stock Option Plan (the "Plan")

is hereby amended as follows:

          1.  Effective as of May 7, 1996,  the definition of "Committee" in the

Plan is amended to read as follows:

               ""Committee"  shall mean the Organization and
                 ---------
               Compensation Committee of the Board."

          2.  Effective  as of the  initial  Effective  Date  of the  Plan,  the definition of "Subsidiary" in the Plan is amended to read as follows:

               " "Subsidiary"  shall mean any corporation of
                 -----------
               which the Company  owns,  directly or through

               one or more  Subsidiaries,  a  fifty  percent

               (50%)  or  more   equity   interest  in  such

               corporation  or has  the  right  to  nominate

               fifty percent (50%) or more of the members of

               the  board of  directors  or other  governing

               body of the corporation."

          3. Effective as of August 15, 1996, the text of Section 9.4 is deleted in its entirety and replaced with the word [Omitted] as follows:

               "9.4 [Omitted]"

         4.  Effective  as of  the  initial  Effective  Date  of the  Plan,  the definition of "Retirement" in the Management Common Stock Subscription Agreement

(For Option Shares)  attached to the Plan as Exhibit B -- Post IPO is amended to read as follows:

               "  "Retirement"  shall mean,  with respect to
                   ----------
               the  Purchaser,   the  Purchaser's  voluntary

               resignation   when   eligible  to  receive  a

               pension   benefit   under  the  UCAR   Carbon

               Retirement Plan (or if not eligible to

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               participate  in such plan,  at any time after

               attaining  age 50 with at  least  10 years of

               employment with the Company)."



Dated:  July 29, 1996                           UCAR INTERNATIONAL INC.



                                                By: /s/ Peter B. Mancino
                                                    --------------------


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